SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)August 22, 1997


UNITED WASTE SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)


Delaware                 0-20868             3-3532338
(State or Other     (Commission File number) (IRS Employer
Jurisdiction of                              Identification No.)
Incorporation)

Four Greenwich Office Park, Greenwich, Connecticut     06830
(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code (203) 622-3131

Item 5.  Other Events

     The press release included as Exhibit 99.1 hereto was issued by the Registrant on August 22, 1997.
SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 25th day of August, 1997.

UNITED WASTE SYSTEMS INC.



By:  Michael J. Nolan
     -----------------
     Name:  Michael J. Nolan
     Title:  Chief Financial Officer

                          EXHIBIT INDEX

                    UNITED WASTE SYSTEMS, INC.

Exhibit No.         Description                        Page No.

99.1                Press Release dated August 22,          4
                    1997 announcing proposed Consent
                    Decree on the proposed merger
                    of United Waste Systems, Inc.
                    and the wholly owned subsidiary of USA Waste
                    Services, Inc.